                                                                 EXHIBIT 10.41




                               FIRST AMENDMENT


        FIRST AMENDMENT, dated as of December 18, 1996 (this "Amendment"), to the Credit Agreement, dated as of February 29, 1996, (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among BERG ELECTRONICS GROUP, INC., a Delaware corporation (the "Borrower"), BERG ELECTRONICS CORP., a Delaware corporation and the parent of the Borrower ("Holdings"), the several banks and other institutions from time to time parties to the Credit Agreement (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation (as successor by merger to Chemical Bank), as agent to the lenders thereunder (in such capacity, the "Agent").

                                 WITNESSETH:

        WHEREAS, the Borrower and Holdings have requested the Lenders to amend certain provisions of the Credit Agreement as set forth herein in connection with the Borrower's planned acquisition of the captive connectors business of Ericsson Telecom AB, a Swedish corporation, for total consideration not to exceed the equivalent of US$18,000,000; and

        WHEREAS, the Lenders are willing to amend the Credit Agreement on and subject to the terms and conditions hereof;

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

        SECTION 1. Definitions. As used in this Amendment, terms defined in the preamble hereof and the recitals hereto are used herein as so defined, terms defined in the Credit Agreement are used herein as therein defined and the following term shall have the following meaning:

        "First Amendment Effective Date": as defined in Section 4 hereof.

        SECTION 2. Amendment of Subsection 8.9 (Limitation on Investments, Loans and Advances). Subsection 8.9 of the Credit Agreement is hereby amended by adding to the end of subclause (i) thereof the following new proviso":

        ; provided further, that the Borrower need not comply with clause (ii) of the first proviso above in connection with the acquisition of the captive connectors business of Ericsson Telecom AB by Berg Electronics, AB a wholly owned Swedish

    Foreign Subsidiary of the Borrower for total consideration not to exceed the equivalent of US$18,000,000."

        SECTION 3. Representations and Warranties. To induce the Agent and the Lenders to enter into this Amendment and agree to the amendment herein, the Credit Parties hereby represent and warrant to the Agent and each Lender that after giving effect to the amendment contained herein, each Credit Party hereby confirms, reaffirms and restates the representations and warranties set forth in Section 5 of the Credit Agreement as if made on and as of the First Amendment Effective Date, except as they may specifically relate to an earlier date; provided that such representations and warranties shall and hereby are amended so that all references to the Agreement therein shall be deemed a reference to (i) the Credit Agreement, (ii) this Amendment and (iii) the Credit Agreement as amended by this Amendment.

        SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date that each of the conditions precedent set forth below shall have been fulfilled to the satisfaction of the Required Lenders (the "First Amendment Effective Date"), provided that the First Amendment Effective Date may not occur later than January 31, 1997

        (a) Amendment. The Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Borrower, Holdings and the Required Lenders.

        (b) No Default or Event of Default. On and as of the First Amendment Effective Date and after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

        (c) Representations and Warranties. The representations and warranties made by the Borrower in the Credit Agreement and herein after giving effect to this Amendment and the transactions contemplated hereby shall be true and correct in all material respects on and as of the First Amendment Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

        (d) Certificate. The Agent shall have received a Certificate of a Responsible Officer of the Borrower, dated the First Amendment Effective Date, certifying the matters referred in paragraphs (b) and (c) above.

        (e) Acknowledgment, Consent and Amendment. The agent shall have received from each of Holdings, the Borrower, US Techco, Intermediate Holdings, Connector Systems (U.S.) Inc., Harbor and Socket with respect to each Loan Document to which it is a party a duly executed Acknowledgment, Consent, and Amendment, substantially in the form of Exhibit A hereto.

        (f) Pledged Note. The Agent shall have received (i) a Subsidiary Note made by Berg Electronics, AB as collateral under the Borrower Note Pledge Agreement and (ii) a Supplement thereunder in form and substance reasonably satisfactory to the agent thereto.

        SECTION 5. Continuing Effect of Credit Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any Credit Party that would require an amendment, waiver or consent of the Agent or the Lenders except as expressly stated herein. Except as expressly amended and waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

        SECTION 6. Expenses. The Borrower agrees to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Agent, and (b) the enforcement or preservation of any rights under this Amendment and any other such documents.

        SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be dully executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                      BERG ELECTRONICS GROUP, INC.


                                      By: /s/ JOSEPH S. CATANZARO
                                         ---------------------------------------
                                         Name: Joseph S. Catanzaro
                                         Title: Vice President


                                      BERG ELECTRONICS CORP.


                                      By: /s/ JOSEPH S. CATANZARO
                                         ---------------------------------------
                                         Name: Joseph S. Catanzaro
                                         Title: Vice President


                                      THE CHASE MANHATTAN BANK,
                                        as Agent and as a Lender, and as
                                        Swing Line Lender and as Issuing
                                        Lender


                                      By: /s/ TRADBY J. STONE
                                         ---------------------------------------
                                         Name: Tradby J. Stone
                                         Title: Credit Executive


                                      ARAB BANKING CORPORATION (B.S.C.)


                                      By:/s/ STEPHEN A. PLAUCHE
                                         ---------------------------------------
                                         Name: Stephen A. Plauche
                                         Title: Vice President

                                      BANK OF MONTREAL


                                      By: /s/ LEON H. SINCLAIR
                                         ---------------------------------------
                                         Name:  Leon H. Sinclair
                                         Title: Director


                                      BANK OF TOKYO-MITSUBISHI


                                      By: /s/ VICTOR P. BULZACCHELLI
                                         ---------------------------------------
                                         Name:  V. Bulzacchelli
                                         Title: Vice president and Manager


                                      THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LIMITED, New York Branch


                                      By: /s/ FRANK H. MADDEN, JR.
                                         ---------------------------------------
                                         Name:  Frank H. Madden, Jr.
                                         Title: Vice President


                                      BANQUE PARIBAS


                                      By:  /s/ DEANNA C. WALKER
                                         ---------------------------------------
                                         Name:  Deanna C. Walker
                                         Title: Assistant Vice President




                                      By:  /s/ KENNETH E. MOORE, JR.
                                         ---------------------------------------
                                         Name:  Kenneth E. Moore, Jr.
                                         Title: Vice President


                                      MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.


                                      By: /s/ GILLES MARCHAND
                                         ---------------------------------------
                                         Name:  Gilles Marchand, CFA
                                         Title: Authorized Signatory

                                      MERRILL LYNCH PRIME RATE PORTFOLIO

                                      By: Merrill Lynch Asset Management, L.P.
                                          as Investment Advisor


                                      By: /s/ GILLES MARCHAND
                                         ---------------------------------------
                                         Name:  Gilles Marchand, CFA
                                         Title: Authorized Signatory


                                      THE BANK OF NEW YORK


                                      By: /s/ JOHN C. LOMBERT
                                         ---------------------------------------
                                         Name:  John C. Lombert
                                         Title: Vice President


                                      CREDIT LYONNAIS, CAYMAN ISLAND BRANCH


                                      By: /s/ SANDRA E. HORWITZ
                                         ---------------------------------------
                                         Name:  Sandra E. Horwitz
                                         Title: Authorized Signature

                                                                               7
                                      GIROCREDIT


                                      By: /s/ ANCA TRIFAN
                                         ---------------------------------------
                                         Name:  Anca Trifan
                                         Title: Vice President


                                      VAN KAMPEN AMERICA CAPITAL PRIME RATE
                                       INCOME TRUST


                                      By: /s/ JEFFREY W. MAILLET
                                         ---------------------------------------
                                         Name:  Jeffrey W. Maillet
                                         Title: Senior Vice President and
                                                Director


                                      IMPERIAL BANK


                                      By: /s/ RAY VEAD
                                         ---------------------------------------
                                         Name:  Ray Vead
                                         Title:


                                      MITSUBISHI TRUST & BANKING CORP.


                                      By: /s/ PATRICIA LORET DE MOLA
                                         ---------------------------------------
                                         Name:  Patricia Loret de Mola
                                         Title: Senior Vice President

                                      NBD BANK


                                      By:/s/ DAVE R. DEMELI
                                         ---------------------------------------
                                         Name:  Dave R. DeMeli
                                         Title: Vice President


                                      NATIONAL CITY BANK


                                      By:/s/ LISA BETH LISI
                                         ---------------------------------------
                                         Name:  Lisa Beth Lisi
                                         Title: Account Officer


                                      SUMITOMO BANK, LTD.


                                      By:/s/ HIROYUKI IWAMI
                                         ---------------------------------------
                                         Name:  Hiroyuki Iwami
                                         Title: Joint General Manager


                                      ABN AMRO Bark N.V. Houston Agency
                                      By: ABN AMRO North America, Inc., as
                                          Agent


                                      By:/s/ LAURIE C. TUZO
                                         ---------------------------------------
                                         Name:  Laurie C. Tuzo
                                         Title: Vice President & Director


                                      By:/s/ LILA JORDAN
                                         ---------------------------------------
                                         Name:  Lila Jordon
                                         Title: Vice President & Director


                                      BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                      By:/s/ G. KEVIN OAKLEY
                                         ---------------------------------------
                                         Name:  G. Kevin Oakley
                                         Title: Assistant Vice President


                                      By:/s/ BRIAN J. CUMBERLAND
                                         ---------------------------------------
                                         Name:  Brian J. Cumberland
                                         Title: Assistant Treasurer

                                      CAPTIVA FINANCE LTD.


                                      By: /s/ DAVID RILEY
                                         ---------------------------------------
                                         Name: David Riley
                                         Title: Director


                                      COMERICA BANK BRS


                                      By: /s/ BURT R. SHURLY III
                                         ---------------------------------------
                                         Name: Burt R. Shurly III
                                         Title: Vice President


                                      CREDIT AGRICOLE


                                      By: /s/ DAVID BOUHL
                                         ---------------------------------------
                                         Name: David Bouhl, F.V.P.
                                         Title: Head of Corporate Banking -
                                                Chicago


                                      DRESDNER BANK AG, NEW YORK AND GRAND
                                       CAYMAN BRANCH


                                      By: /s/ THOMAS J. NADRAMIA
                                         ---------------------------------------
                                         Name: Thomas J. Nadramia
                                         Title: Vice President


                                      By: /s/ JOHN W. SWEENEY
                                         ---------------------------------------
                                         Name: John W. Sweeney
                                         Title: Assistant Vice President


                                      FUJI BANK LTD.


                                      By: /s/ PETER L. CHINNICI
                                         ---------------------------------------
                                         Name: Peter L. Chinnici
                                         Title: Joint General Manager